UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 27, 2009

                               ES BANCSHARES, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

    Maryland                           000-52178               20-4663714
-------------------------------        ---------               -----------
(State or Other Jurisdiction)       (Commission File No.)    (I.R.S. Employer
  of Incorporation)                                         Identification No.)


68 North Plank Road, Newburgh, New York                           12550
---------------------------------------                           -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (845) 561-0003
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Effective February 27, 2009, the employment of Arthur W. Budich, Chief Financial Officer of ES Bancshares, Inc. and Empire State Bank, N.A., the wholly-owned subsidiary of ES Bancshares, Inc., was terminated due to health related issues. The termination was not related to concerns regarding Mr. Budich's performance or any disagreement regarding our operations, policies or practices

Item 9.01. Financial Statements and Exhibits.

     Not Applicable.



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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ES BANCSHARES, INC.


DATE:  February 27, 2009           By: /s/ Philip Guarnier
                                       ----------------------------------------
                                       Philip Guarnieri
                                       President and Co-Chief Executive Officer